Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of November 13, 2025 (this “Amendment”), among THE GEO GROUP, INC., a Florida corporation (“GEO”), GEO CORRECTIONS HOLDINGS, INC., a Florida corporation (“Corrections” and, together with GEO, each, a “Borrower” and collectively, the “Borrowers”), the other Loan Parties party hereto, CITIZENS BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and each Lender party hereto pursuant to a Lender Addendum in the form attached hereto as Exhibit A (a “Second Amendment Lender Addendum”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent are party to that certain Credit Agreement, dated as of April 18, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that certain amendments be made to the Credit Agreement, and the Administrative Agent and the Lenders party hereto have agreed to such amendments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2. Amendments to Credit Agreement.

(a) Section 6.05(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(g) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom and the Total Leverage Ratio on a pro forma basis does not exceed 3.00:1.00, GEO may declare and make Restricted Payments in an aggregate amount that, when taken together with all other Restricted Payments made (or to be made as a result of a declaration thereof) pursuant to this clause (g), shall not exceed $75,000,000.

(b) Section 6.05 of the Credit Agreement is hereby amended to add the following additional clause (h) immediately following clause (g) thereof:

(h) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom and GEO shall be in compliance, on a pro forma basis, with the covenants contained in Section 6.09, GEO may declare and make Restricted Payments in an aggregate amount that, when taken together with all other Restricted Payments made (or to be made as a result of a declaration thereof) pursuant to this clause (h), shall not exceed $75,000,000.

3. Conditions Precedent. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) that each of the following conditions precedent is satisfied, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

(a) Executed Counterparts. The Administrative Agent shall have received counterparts of the following documents signed by the following parties: (i) from each of the Borrowers, each other Loan Party and the Administrative Agent, this Amendment and (ii) from Lenders constituting the Required Lenders, a Second Amendment Lender Addendum.

(b) Fees and Expenses. The Administrative Agent shall have received evidence that GEO shall have paid (or caused to be paid) all fees, costs and expenses of the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the fees, disbursements and other charges of counsel to the Administrative Agent.

For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed a Second Amendment Lender Addendum shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.

4. Representations and Warranties. By its execution of this Amendment, each of the Loan Parties hereby represents and warrants, on and as of the Second Amendment Effective Date, that:

(a) all of the representations and warranties of the Loan Parties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (provided that any such representations and warranties qualified as to materiality, “Material Adverse Effect” or similar language are true and correct in all respects), in each case as of the Second Amendment Effective Date (or, to the extent such representations and warranties specifically refer to an earlier date or time, as of such earlier date or time);

(b) No Default or Event of Default exists or will result from the execution of this Amendment;

(c) Each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under this Amendment. The execution, delivery and performance of this Amendment (i) are within such Loan Party’s corporate or other powers, (ii) have been duly authorized by all necessary corporate or other organizational action, and (iii) do not (A) contravene the terms of any of such Person’s charter, by-laws or other organizational documents, (B) violate any applicable law, or (C) conflict with or result in any breach or contravention of, or the creation of any Lien under, any indenture, agreement or other instrument binding upon GEO or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person;

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(d) This Amendment has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity; and

(e) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

5. Reaffirmation. To induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof. Each Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

6. Effect of Amendment; Integration.

(a) Except as expressly set forth herein or in the Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document (other than the Credit Agreement), all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Loan Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(c) On and after the Second Amendment Effective Date, each reference in any Loan Document, and in any other document or instrument incidental thereto, to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

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7. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Amendment and any claim, controversy or dispute arising under or related to this Amendment, whether in tort, contract (at law or in equity) or otherwise, shall be construed in accordance with and governed by the laws of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York and of the United States District Court for the Southern District of New York, in each case sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against the Loan Parties or their respective properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 7(b) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Sections 9.01 and 9.09(d) of the Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by applicable law.

8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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9. Severability. Any term or provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment, and the invalidity of a particular term or provision in a particular jurisdiction shall not invalidate such term or provision in any other jurisdiction. If any term or provision of this Amendment is so broad as to be unenforceable, the term or provision shall be interpreted to be only so broad as would be enforceable.

10. Counterparts. This Amendment may be executed in counterparts, including any Second Amendment Lender Addenda, each of which shall be deemed to be an original, but all of which shall constitute a single agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or in “Portable Document Format” shall be effective as delivery of a manually executed counterpart of this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

CITIZENS BANK, as Administrative Agent

By:	/s/ Andy Zayas
Name: Andy Zayas
Title: Managing Director

The GEO Group, Inc. – Second Amendment to Credit Agreement

THE GEO GROUP, INC., as a Borrower

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Executive Vice President, Finance and Treasurer

GEO CORRECTIONS HOLDINGS, INC., as a Borrower

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

ADAPPT, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

ARAPAHOE COUNTY RESIDENTIAL CENTER, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BEHAVIORAL ACQUISITION CORP., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Second Amendment to Credit Agreement

BEHAVIORAL HOLDING CORP., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

B.I. INCORPORATED., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BI MOBILE BREATH, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BII HOLDING CORPORATION., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BII HOLDING I CORPORATION., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BROAD REAL ESTATE HOLDINGS LLC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Second Amendment to Credit Agreement

CCC WYOMING PROPERTIES, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CCMAS LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CEC INTERMEDIATE HOLDINGS LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CEC PARENT HOLDINGS LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CEC STAFFING SOLUTIONS LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CIVIGENICS, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Second Amendment to Credit Agreement

CIVIGENICS MANAGEMENT SERVICES, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CIVIGENICS-TEXAS, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CLEARSTREAM DEVELOPMENT LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

COMMUNITY ALTERNATIVES, as a Guarantor

By: Community Education Centers, Inc., its Manager

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

COMMUNITY CORRECTIONS, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Second Amendment to Credit Agreement

COMMUNITY EDUCATION CENTERS, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORNELL COMPANIES, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORNELL CORRECTIONS MANAGEMENT, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORNELL CORRECTIONS OF RHODE ISLAND, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORNELL CORRECTIONS OF TEXAS, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Second Amendment to Credit Agreement

CORRECTIONAL PROPERTIES, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORRECTIONAL PROPERTIES PRISON FINANCE LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORRECTIONAL SERVICES CORPORATION, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORRECTIONAL SYSTEMS, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CPT LIMITED PARTNER, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Second Amendment to Credit Agreement

CPT OPERATING PARTNERSHIP L.P., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

FENTON SECURITY, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO ACQUISITION II, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO CARE SERVICES, LLC (f/k/a GEO CARE, LLC), as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO CPM, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO CC3 INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Second Amendment to Credit Agreement

GEO HOLDINGS I, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO INTERNATIONAL SERVICES, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO LEASING, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO MANAGEMENT SERVICES, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO MCF LP, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO RE HOLDINGS LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Assistant Treasurer

The GEO Group, Inc. – Second Amendment to Credit Agreement

GEO REENTRY, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO REENTRY OF ALASKA, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO REENTRY SERVICES, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO SECURE SERVICES, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO TRANSPORT, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Assistant Treasurer

The GEO Group, Inc. – Second Amendment to Credit Agreement

GEO/DEL/R/02, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO/DEL/T/02, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

HIGHPOINT INVESTMENTS LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

MCF GP, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

MINSEC COMPANIES, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

MINSEC TREATMENT, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Second Amendment to Credit Agreement

MUNICIPAL CORRECTIONS FINANCE L.P., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

PROTOCOL CRIMINAL JUSTICE, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

SECON, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

WBP LEASING, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO CARE, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Second Amendment to Credit Agreement

Exhibit A

Form of Second Amendment Lender Addendum

[attached]